Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Global/International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 28, 2011, relating to the financial statements and financial highlights which appears in the October 31, 2011 Annual Report to Shareholders of DWS Enhanced Emerging Markets Fixed Income Fund (formerly DWS Emerging Markets Fixed Income Fund), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Global/International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 23, 2011, relating to the financial statements and financial highlights which appears in the October 31, 2011 Annual Report to Shareholders of DWS Enhance Global Bond Fund (formerly DWS Global Bond Fund), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Global/International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 22, 2011, relating to the financial statements and financial highlights which appears in the October 31, 2011 Annual Report to Shareholders of DWS Global Small Cap Growth Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2012